LEASE AGREEMENT


                  THIS LEASE AGREEMENT dated this 23rd day of January,  1995, by
and  between  Family  Funds  Partnership,   hereinafter  called  "LESSOR",   and
MultiMedia Access Corporation, hereinafter called "LESSEE".

                                   WITNESSETH:

         The Lessor hereby leases to the Lessee and the Lessee hereby leases from the Lessor the following described property: Being all of that certain space consisting of approximately 2783 square feet of floor area and located on the 1st floor of the office building located at 1150 S.E. Maynard Road, Cary, Wake County, North Carolina. The area being leased is specifically identified as Suite Number 110 and shown on a floor plan entitled Exhibit A and attached hereto and by reference made a part hereof.

                                     I. TERM

         Lessee to have and to hold the above described premises for a term of three (3) year(s) commencing on the first calendar day of March 1995, or as soon thereafter as possession is surrendered by the existing occupant, and fully ending at midnight on the last calendar day of February 1998, on the terms and conditions as set forth herein. In the event possession of said space is delivered after the date set forth above, then this lease will expire on the last day of the calendar month in which possession was delivered, three (3) year(s) later. All parties agree that in matters pertaining to this agreement that time is of the essence and except in accordance with the provisions contained herein, this lease shall not be canceled, abridged, abated, revoked, rescinded or denied.

                             II. USE AND POSSESSION

         It is understood and agreed that the leased premises are to be used as an office facility for the Lessee to conduct such activities as is commonly consistent with Lessee's business. Lessee agrees not to use the leased premises for any unlawful purpose or so as to constitute a nuisance, or in such a manner as to be offensive to general office use in the remainder of the building. The Lessee at the expiration of the term shall deliver up the leased premises in good order, repair and condition, damages beyond the control of the Lessee, reasonable use, ordinary decay, wear and tear excepted.

                                  III. PARKING

         The Lessor shall, when available, provide on-site parking for Lessee, Lessee's employees, guests and invitees without additional charge therefor. On-site parking, when available, shall be provided on a first-come, first-serve basis and no parking spaces shall be considered as exclusively reserved for Lessee, his employees, guests or invitees except that if Lessor shall designate certain available parking spaces for guests or visitors to the building, or for handicapped persons, then Lessee shall not use these parking spaces for his personal automobile, nor shall Lessee allow any employees of Lessee to use these parking spaces unless said employee is handicapped.

                                    IV. RENT

         The Lessee hereby covenants and agrees to pay during the term hereof to the Lessor in advance and without deduction therefrom or demand therefor and beginning upon the commencement day of this lease and on the first day of each and every month thereafter an annual rent of Thirty-eight Thousand Three Hundred Thirty-Three and 64/100 ($38,333.64) which shall be paid in equal monthly installments of Three Thousand One

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Hundred Ninety-Four and 47/100 ($3,194.47). The first such installment being due and payable upon the effective date of this lease and all future installments on the first calendar day of each month in advance.

         Further, the Lessee shall, during the term of the lease, reimburse the Lessor for any and all renovation cost made to Lessee's leased space, which cost is in excess of Eighteen Thousand Dollars ($18,000.00). The total of such excess cost shall be determined upon the completion of construction and certified to by the contractor and sub-contractors involved. Such excess cost shall bear interest at the rate of nine percent (9%) per annum and be paid back to Lessor in thirty-six (36) equal monthly installments concurrent with the rent payment. Provided, however, that such excess cost shall not exceed Eighteen Thousand Dollars ($ 1 S,000). Upon the completion of construction the Lessor or Lessor's agent shall calculate the total cost to renovate Lessee's space. Lessor shall subtract from the total cost the allowance herein staled and shall compute the monthly payment on the amount in excess of the allowance. The Lessor shall notify Lessee of this amount and of the monthly payment required to amortize this amount.

(See Addendum attached)

                         Rent shall be paid to the Lessor at:
                         Equity and Investors Management Corporation
                         Post Office Box 18824
                         Raleigh, North Carolina

                               V. ADDITIONAL RENT

         After January 1st of each year during the term hereof the Lessor shall compute his operating expenses for the preceding calendar year, as said operating expenses relate to the building in which the leased space is located. If these operating expenses shall exceed the operating expenses of the property for the base year, then the Lessee shall within thirty (30) days after receiving notice from Lessor, pay to Lessor, Lessee's pro rata share of any such increases. Lessee's pro rata share of any increased operating expenses shall be a sum equal to the total amount of increased operating expenses multiplied by 2783 square feet/13,633 square feet. It is agreed and understood that in the event Lessee should not have been in possession of the Lessee's premises for the entire year, then Lessee will only be liable for the same portion of such nun as the time of his occupancy bears to the total y ear. It is further agreed and understood that the base year as referenced in this section shall be that twelve month period ending December 31, 1995.

         For the purpose of this paragraph, the term "operating expenses" shall include the following: Maintenance labor and materials, utilities, real estate taxes, personal property taxes, building insurance and management fees. Specifically excluded from this definition are leasing fees, legal fees, new office fit up cost and administrative supplies and forms. In no event shall the additional rent referenced in this section exceed six percent (6%) of the base rent times the number of years lapsed on the lease.

                                   VI. DEFAULT

         In the event the Lessee shall default in the payment of rent or any other nuns payable by the Lessee herein, and such default shall continue for a period of ten (10) days after written notice by Lessor, delivered via certified mail, or if the Lessee shall default in the performance of any other covenant or agreements of this lease and such default shall continue for thirty (30) days after written notice thereof, or if the Lessee should become bankrupt or insolvent, file for reorganization wider any bankruptcy law, or any material debtor proceedings be taken by or against the Lessee, then and in addition to any and all other legal remedies and rights, the Lessor may declare the entire balance of the rent for the remainder of the term to be due and payable and may collect the same by distress or otherwise and Lessor shall have a lien on the personal property of the Lessee which is located in the leased premises, and in order to protect its security interest in the said property, Lessor may, after

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first  obtaining  a distress  warrant,  lock up the leased  premises in order to protect said interest in the secured property, or the Lessor may terminate this lease and retake possession of the leased premises, or enter the leased premises and re-let the same without termination, in which latter event the Lessee covenants and agrees to pay any deficiency after Lessee is credited with the rent thereby obtained less all repairs and expenses (including the expenses of obtaining possession), or the Lessor may resort to any two or more of such remedies or rights, and adoption of one or more such remedies or rights shall not necessarily prevent the enforcement of others concurrently or thereafter. The Lessee also covenants and agrees to pay reasonable attorney's fees and costs and expenses of the Lessor, including court costs, if the Lessor employs an attorney to collect rent or enforce other rights of the Lessor herein. In the event of any breach as aforesaid the same shall be payable if collection or enforcement is effected by suit or otherwise.

                                  VII. NOTICES

         For the purpose of notice or demand, the respective parties shall be served by certified or registered mail, receipt requested, addressed to the Lessee or to the Lessor at the following addresses:

         If to Lessor:     Family Funds Partnership
                           c/o Equity and Investors Management Corporation
                           Post Office Box 18824
                           Raleigh, N.C.,  27619

         If to Lessee:     MultiMedia Access Corporation
                           2665 Villa Creek Drive - Suite 200
                           Dallas, Texas  75234

                        VIII. ORDINANCES AND REGULATIONS

         The Lessee hereby covenants and agrees to comply with all the rules and regulations of the AIA, NBFU, Officers of Boards of the City, County or State having jurisdiction over the leased premises and with all ordinances and regulations of governmental authorities wherein the leased premises are located, at the Lessee's sole cost and expense, but only so far as any of such rules, ordinances and regulations pertain to the manner in which the Lessee shall use the leased premises; the obligation to comply in every other case, and also all cases where such rules, regulations and ordinances require repairs, alterations, changes or additions to the building (including the leased premises) or building equipment, or any part of either, being hereby expressly assumed by Lessor and Lessor covenants and agrees promptly and duly to comply with all such rules, regulations and ordinances with which Lessee has not herein expressly agreed to comply.

                                    IX. SIGNS

         The Lessee will not place any signs or other advertising matter or material on the exterior or on the interior where same is possible to be seen from the exterior of the leased premises or of the building in which the leased premises are located without the prior written consent of the Lessor. Any lettering or signs placed on the interior of said building shall be for directional purposes only and such signs and lettering shall be of a type, kind, style, character and description to be approved by Lessor All signs shall be in a manner comparable to those signs which are provided by other tenants. No sign may be placed on outside of building unless the design, type and location first be approved by the Lessor in writing.



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                            X. SERVICES AND UTILITIES

         Lessor shall be responsible to furnish all utilities used on the leased space including electricity, water, gas and lights. Lessee shall be responsible for telephone service. Lessor shall be responsible to maintain the heating and air conditioning systems serving the leased premises and shall further maintain the building's common areas, exterior walls and sewage pipes from the building to the municipal line. Further, Lessor shall be responsible to furnish janitorial service each night during the business week and to replace fluorescent light bulbs and venetian blinds as the necessity arises. It is understood that Lessor shall not be liable for any damages sustained by Lessee as a result of the failure to furnish the foregoing unless and until Lessee has given Lessor written notice of the failure and Lessor has failed within a reasonable period of time after receipt of notice to correct the failure or defect. In addition, Lessor shall provide adequate water coolers in common area locations for Lessee.

                               XI. QUIET ENJOYMENT

         The Lessor covenants and agrees that the Lessee, on paying the monthly rental and other charges herein and performing the covenants herein, shall and may peaceably hold and enjoy the leased premises and common areas, including but not limited to parking areas, sidewalks, exits and lobbies.

                                XII. ALTERATIONS

         Lessee shall maintain the leased premises and every part thereof in good repair and condition, subject to normal wear and tear, damage thereto by fire, windstorm, acts of God or the elements excepted Lessee shall not make or suffer to be made any alterations, additions or improvements to or of the leased premises or any part thereof without the prior written consent of the Lessor, which consent shall not be unreasonably withheld If the Lessor consents to the proposed alterations, additions or improvements to or of the leased premises or any part thereof, the same shall be at the Lessee's sole cost thereof Any such alterations shall be made at such times and in such manner as not to unreasonably interfere with the occupation, use and enjoyment of the remainder of the occupants of the building. If required by the Lessor, such alterations shall be removed by the Lessee upon the termination, or sooner expiration of the tenn of this lease and the Lessee shall repair damage to the premises caused by such removal, all at Lessee's costs and expense. Lessor shall determine and notify Lessee in advance if such alterations are to be later removed by Lessee.

                             XIII. NEW CONSTRUCTION

         The Lessor and the Lessee agree as a mutual inducement to the execution of this lease that Lessor shall erect walls and partitions, floor cover, doors, lights, ceiling, plumbing, air condition ducting and fixtures in accordance with the floor plan and modified specifications submitted by Lessee and attached hereto as Exhibit "A" and being made a part hereof. Such construction shall be administered by Lessor and performed by contractors and sub-contractors selected and approved by lessor. The cost of such construction shall be the obligation and cost of the Lessor in an amount not to exceed Eighteen Thousand Dollars ($18,000.00). Any and all cost incurred by the Lessor to renovate Lessee's space in excess of Eighteen Thousand Dollars ($18,000.00) shall be reimbursed to Lessor by Lessee as set forth in Paragraph IV above.

                              XIV. INDEMNIFICATION

         Except as results from the fault of the Lessor, the Lessor shall not be liable for any damage or injury to any person or property whether it be the person or property of the Lessee, the Lessee's employees, agents, guests, invitees or otherwise by reason of the Lessee's occupancy of the leased premises or because of fire, flood, windstorm, acts of God or for any other reason. The Lessee agrees to indemnify and save harmless the Lessor from and against any and all loss, damage, liability or expense by reason or damage to person or property which

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may arise or be claimed to have  arisen as a result of the  occupancy  or use of said leased premises by the Lessee or by reason thereof or in connection therewith, or in any way arising on account of any injury or damage caused to any person or property on or in the leased premises providing, however, that Lessee shall not indemnify as to the loss or damage due to the fault of the Lessor.

                           XV. DESTRUCTION OF PROPERTY

         A. If the leased premises are totally destroyed by fire or other casualties, both the Lessor and the Lessee shall have the option of terminating the lease or any renewal thereof upon giving written notice at any time within thirty days from the date of such destruction, and if the lease be so terminated, all rent shall cease as of the date of such destruction and any prepaid rent shall be refunded.

         B. If such leased premises are partially damaged by fire or other casualty, or totally destroyed thereby and neither party elects to terminate this lease within the provisions of Section XV-A above or Section XV-C below, then the Lessor agrees at Lessor's sole cost and expense to restore the leased premises to a kind and quality substantially similar to that immediately prior to such destruction or damage. Said restoration shall be commenced within a reasonable time and completed without delay on the part of the Lessor and in any event shall be accomplished within ninety (90) days from the date of the fire or casualty. In such case, all rents paid in advance shall be apportioned as of the date of damage or destruction and all rent thereafter accruing shall be equitably and proportionately suspended and adjusted according to the nature and extent of the destruction or damage, pending completion of the rebuilding, restoration or repair, except that in the event the destruction or damage is so extensive to make it unfeasible for the Lessee to conduct Lessee's business on the leased premises, whichever shall first occur. The Lessor shall not be liable for any inconvenience or interruption of business of the Lessee occasioned by fire or other casualty. Provided, however, that nothing herein shall relieve Lessee of the obligation to repay to Lessor the Lessee's portion of renovation cost as set forth in Paragraphs IV and XIII.

         C. If the Lessor undertakes to restore, rebuild or repair the premises and such restoration, rebuilding or repairs are not accomplished within ninety
(90) days and such failure does not result from causes beyond the control of Lessor, the Lessee shall have the right to terminate this lease by written notice to the Lessor within thirty (30) days after the expiration of said ninety
(90) days.

         D. Lessor shall not be liable to carry fire, casualty or extended damage insurance on the property or person of the Lessee or any person or property which may not or hereafter be placed in the leased premises.

                                XVI. CONDEMNATION

         If, during the term of this lease or any renewal thereof, the whole of the leased premises or such portion thereof as will make the leased premises unusable for the purpose leased, be condemned by public authority for public use, then, in either event, the term hereby granted shall cease and come to an end as of the date of the vesting of title in such public authority, or when possession is given to such public authority, whichever event last occurs. Upon such occurrence the rent shall be proportioned as of such date and any prepaid rent shall be returned to the Lessee. The Lessor shall be entitled to the entire award for such taking except for any statutory claim of the Lessee for injury, damage or destruction of Lessee's business, and relocation expenses awarded to Lessee as a result of such taking. If possession of the leased premises is taken or condemned by public authority for public use so as not to make the remaining portion of the leased premises unusable for the purposes leased, this lease will not be terminated but shall continue. In such case, the rent shall be equitably and fairly reduced or abated for the remainder of the term in proportion to the

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amount of the leased  premises  taken. In no event shall the Lessor be liable to the Lessee for any business interruption or diminution in the use or for the value of any unexpired term of the lease.

                          XVII. ASSIGNMENT AND SUBLEASE

         The Lessee covenants and agrees not to encumber or assign this lease or sublet all or any part of the leased premises without the written consent of the Lessor, which consent the Lessor shall not unreasonably withhold. Such assignment shall in no way relieve the Lessee from any obligations hereunder for the payment of rents or the performance of the conditions, covenants and provisions of this lease. In no event shall the Lessee assign or sublet the leased premises for a rent greater than the amount of rent being paid by the Lessee at the time of the assignment, or any part of the leased premises for any amount greater than its pro rata share of such rent, as adjusted in Section V or for any terms, conditions and covenants other than those contained herein. In no event shall this lease be assigned or be assignable by operation of law or by voluntary or involuntary bankruptcy proceedings, reorganization proceedings, or otherwise, and in no event shall this lease or any rights or privileges hereunder be an asset of Lessee under any bankruptcy, insolvency or reorganization proceedings. Lessor shall not be liable nor shall the leased premises be subject to any mechanics materialmen or other type of liens and Lessee shall keep the premises and property in which the leased premises are situated free from any such liens and shall indemnify Lessor against and satisfy any such liens which may result from acts of Lessee, notwithstanding the foregoing provision.

                                 XVIII. HOLDOVER

         It is further covenanted and agreed that if the Lessee, any assignee or sublessee shall continue to occupy the leased premises after the termination of the lease (including a termination by notice under Section VI) without prior written consent of the Lessor, such tenancy shall be Tenancy at Sufferance. Acceptance by the Lessor of rent after such termination shall not constitute a renewal of this lease or a consent to such occupancy, or shall it waive the Lessor's right of re-entry or any other right contained herein.

                               XIX. SUBORDINATION

         This lease shall be subject and subordinated at all times to the liens of any mortgages or deeds of trust in an amount or amounts whatsoever now existing or hereafter encumbered to the leased premises, without the necessity of having further instruments executed by the Lessee to effect such subordination. Notwithstanding the foregoing, Lessee covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination of this lease to such liens or any such mortgages or deeds of trust as may be requested by Lessor.

         So long as Lessee hereunder shall pay the rent reserved and comply with, abide by and discharge the terms and conditions, covenants and obligations on its part, to be kept and performed herein and shall attorn to any successor in title, notwithstanding the foregoing, Lessor shall on request from Lessee request any mortgages to agree that the peaceable possession of the Lessee in and to the leased premises for the remaining term of the lease shall not be disturbed, in the event of the foreclosure of any mortgage or deed of trust by the purchaser at such foreclosure sale or such purchaser's successor in title.

                    XX. LESSOR'S RIGHT TO INSPECT AND DISPLAY

         The Lessor shall have the right at all reasonable times during the term of this lease to enter the leased premises for the purpose of examining or inspecting same and of making such repairs or alterations therein as the Lessor shall deem necessary. The Lessor shall also have the right to enter the leased premises at all reasonable hours for the purpose of displaying the premises to prospective tenants within ninety (90) days prior to the termination of this lease with advance notice to Lessee.

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                           XXI. SUCCESSORS AND ASSIGNS

         This lease shall bind and inure to the benefit of the successors, assigns, heirs, executors, administrators and legal representatives of the parties hereto.

                                XXII. NON-WAIVER

         No waiver of any covenant or condition of this lease by either party shall be deemed to imply or constitute a further waiver of the same covenant or condition or any other covenant or condition of this lease.

                         XXIII. CONSTRUCTION OF LANGUAGE

         The terms "lease", "lease agreement" or "agreement" shall be inclusive of each other, also to include renewals, extensions or modification of the lease. Words of any gender used in the lease shall be held to include any other gender and words in the singular shall be held to include the plural and the plural to include the singular, when the sense requires. The section headings and titles are not a part of the lease and shall have no effect upon the construction or interpretation of any part hereof.

                            XXIV. LIABILITY INSURANCE

         Lessee shall provide liability insurance naming Lessor as additional co-insured on said policy.

                                XXV. EXCULPATION

         Lessor, its parent, affiliates, subsidiaries, directors, officers or employees shall not be personally liable for any of the obligations of Lessor under this lease, and further, Lessee expressly agrees that in the event of any default by Lessor under this lease, Lessor's liability hereunder or otherwise shall be limited to, and Lessee shall only have recourse against or the value of the building.

         IN WITNESS WHEREOF, Lessee and Lessor have caused this instrument to be executed as of the date first above written, by their respective officers or parties thereunto duly authorized.



                                       LESSOR:

                                       Family Funds Partnership


Date 2/1/95                            /s/ Arthur H. Kurtz
                                       -----------------------------------------
                                       Arthur H. Kurtz, Managing General Partner


                                       LESSEE:

                                       MultiMedia Access Corporation


Date 1/23/95                           /s/ Michael Nissenbaum
                                       -----------------------------------------
                                       Chief Financial Officer

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                                    ADDENDUM



         This Addendum, attached to and made a part of that certain Lease dated the 23rd day of January, 1995, by and between Family Funds Partnership, as Lessor, and MultiMedia Access Corporation, as Lessee.

         WHEREAS, the Lessee, prior to arranging for this lease, did engage the services of M. Rich Company to assist Lessee in identifying for Lessee rental opportunities within the local market. Although M. Rich Company was not involved in identifying the space referenced in this lease, nor in the subsequent negotiations, it is the decision of the Lessee to compensate M. Rich Company the sum of Two Thousand Dollars ($2,000.00) which sum has been agreed to by M. Rich Company. Lessee has asked the Lessor to advance this cost and to factor the same into the rent to be reimbursed by the Lessee to the Lessor at the interest rate of nine percent (9%) per annum. For Lessee's commitment to reimburse Lessor, the Lessor agrees to advance this cost and factor it back into the rent.

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